Exhibit 99.2

NASDAQ: FCTR 2006 Third Quarter Conference Call Tuesday, October 24, 2006

Bob James President & CEO First Charter Corporation 2 2

Forward-Looking Statements 3 This presentation contains forward-looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, the Corporation's business plan and strategic initiatives, including the recent balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward-looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward- looking statements to reflect events and circumstances that arise after the date hereof.

Additional Information First Charter has filed a Registration Statement on Form S-4/A (File No. 333-135847) which includes definitive Proxy Statement/Prospectus relating to the merger with GBC Bancorp, Inc. ("GBC") and both companies have filed and will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the "SEC"). The Registration Statement has been declared effective by the SEC and GBC has mailed a definitive Proxy Statement/Prospectus to its shareholders. You are urged to read the Registration Statement, the definitive Proxy Statement/Prospectus and any other relevant documents filed with the SEC as they become available, as well as any amendments or supplements to those documents, because they will contain important information. You can obtain free copies of these documents at the SEC's website (www.sec.gov) and from First Charter or GBC using the contact information included in these materials. 4

Conference Call Outline 4 Highlights of Third Quarter Performance Third Quarter Financial Summary Growth Strategy Update First Charter - Our Opportunity Questions 5

2006 Third Quarter Highlights Record Net Income of $12.8 Million Strong Commercial Loan Growth Year-over-Year Margin Improvement Excellent Credit Quality Diligent Expense Control, Partially Offset by Raleigh Start-up Costs and FAS123R 10 6

2006 Third Quarter Highlights Commercial Loan Average Balances Up 14.7% or $218.5 Million Low-Cost Core Deposit Average Balances Up 10.8% or $149.1 Million 10 versus 3Q05 7

2006 Third Quarter Highlights Strong Credit Quality Continues... Net Charge-Offs .13% of Average Loans Raleigh Expansion Exceeds Expectations Entry into Atlanta, GA Market with Gwinnett Banking Company Combination Expected to Close October 31, 2006 11 8

2006 Third Quarter Highlights Sale of Two Financial Centers Completed in September Venture Capital Investments and Branch Sale Gains Created Opportunity to Fund Stronger Balance Sheet Record Customer Satisfaction 87% of customers surveyed are "Very Satisfied" 11 9

9 Chuck Caswell Chief Financial Officer Third Quarter Summary 10

2006 Third Quarter Results EPS $.41 vs. $.39 ROAA 1.17% vs. 1.02% ROAE 14.74% vs. 14.57% Efficiency 53.0% vs. 59.4% 3Q06 vs 3Q05 16 11

Net Interest Income FTE of $33.5 Million vs. $33.2 Million Loan Yields Improved 18 bps from 7.17% to 7.35% Investment Portfolio Yields Improved 19 bps from 4.37% to 4.56% Net Interest Margin Declined 3 bps from 3.36% to 3.33% 3Q06 vs 2Q06 17 2006 Third Quarter Results Balance sheet growth overcomes modest margin squeeze 12

Net Interest Margin Analysis Shift in consumer preference to higher- yielding deposit products Responded to competitive deposit pricing Strong commercial loan growth Repositioned securities Limited consumer loan growth 3Q06 vs 2Q06 17 2006 Third Quarter Results Balance sheet growth overcomes modest margin squeeze 13

Loans 3Q05 4Q05 1Q06 2Q06 3Q06 Commercial 1.482 1.507 1.535 1.638 1.7 Mortgage 0.674 0.666 0.657 0.643 0.631 Consumer 0.74 0.75 0.748 0.74 0.739 Loan Growth - Opportunity is in a richer mix Total loan average balances up $173.5 million, or 6%. Commercial loans up 14.7%. Mortgage loan cash flow helped fund commercial loan growth 19 In billions 6% 14 23.3% 20.6%

Construction Portfolio 10 15 In millions

Deposit Growth Low-Cost Core Deposit Average Balance Growth Up 10.8% Year-Over-Year Low-Cost Core Deposit Average Balance Growth Accelerated to 14.5% Annualized- Linked Quarter Period-End Balances Slightly Lower 11 16

Core Deposit Growth Noninterest-bearing DDA average balances up 5.8% vs. year ago Interest Checking and Money Market averages up 12.9% vs. year ago Deposits 3Q05 4Q05 1Q06 2Q06 3Q06 Interest Checking & MM 0.965 1.051 1.052 1.049 1.09 Noninterest Bearing 0.417 0.424 0.413 0.428 0.441 20 Average balances in billions 10.8% 17

21 Core Deposit Quarterly Trends Seasonal slowdown in first quarter of each year - third quarter typically strong 18 In thousands 2006 2005 2004

Third Quarter Results Noninterest Income Up $0.8 Million, or 5% "Traditional" Elements ATM/Debit Card/Merchant Up $0.5 Million, or 27% Insurance Revenue Up $0.1 Million, or 5% Wealth Management Income Up $0.1 Million, or 10% Deposit Service Charges, Mortgage Loan Fees and Brokerage Flat 22 3Q06 vs 3Q05 19

Noninterest Income Continued... "Non-Traditional" Elements Branch Sale Gain - Total $3.1 Million Split Between: Gain on Deposits and Loans - $2.8 Million Gain on Property Sale - $0.3 Million Venture Capital/SBIC Portfolio Gains of $3.4 Million Securities Losses of $(5.9) Million BOLI Restructuring Charge of $(0.3) Million 20 Third Quarter Results

Investment Portfolio and BOLI Repositioning Sold $151 Million Securities - Average Yield 3.96% Bought $151 Million Securities - Average Yield 6.27% Effect: 7 - 8 bps Improvement in NIM Restructured $21.5 Million BOLI Purchased Additional $10.0 Million BOLI Additional: $0.5 - $0.6 Million Annual BOLI Revenue (net) 21 Third Quarter Results

Third Quarter Results Noninterest Expense Increased $1.4 Million Salary Expense Up $0.6 Million, or 4% Raleigh Investment $0.7 Million Equity-Based Compensation $0.4 Million Severance Expense Up $0.3 Million Lower Healthcare and Incentive Accruals $(0.8) Million Raleigh Non-Salary Costs Up $0.5 Million 24 3Q06 vs 3Q05 22

Asset Quality Remains Sound 23 3Q05 4Q05 1Q06 2Q06 3Q06 Past dues Past dues 0.56% 0.50% 0.24% 0.28% 0.57% Nonaccrual loans Nonaccrual loans Nonaccrual loans 0.24% 0.37% 0.31% 0.25% 0.23% Nonperforming assets Nonperforming assets Nonperforming assets 0.45% 0.54% 0.51% 0.44% 0.41% Net charge-offs Net charge-offs Net charge-offs 0.28% 0.39% 0.10% 0.11% 0.13% Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans 1.02% 0.98% 0.98% 0.96% 0.97% Allowance for loan losses as a % of nonaccrual loans Allowance for loan losses as a % of nonaccrual loans Allowance for loan losses as a % of nonaccrual loans Allowance for loan losses as a % of nonaccrual loans Allowance for loan losses as a % of nonaccrual loans Allowance for loan losses as a % of nonaccrual loans 421% 266% 320% 380% 422%

41 Growth Strategy Update 24

49 A REGIONAL FINANCIAL SERVICES COMPANY... DELIVERING COMMUNITY BANKING SERVICE Expanding the Enterprise

Financial Center Expansion 4 De Novo Financial Centers Raleigh (February 2006) Garner (February 2006) Cary (February 2006) 26

10 27 In millions Raleigh Performance On Track First branch opened October 2005 Three branches opened February 2006 6/30/06 9/30/06 Loans $81.2 $108.1 Deposits 30.0 36.9

Financial Center Expansion 4 De Novo Financial Centers Raleigh (February 2006) Garner (February 2006) Cary (February 2006) Replacement Financial Centers Lincolnton Main (June 2006) Denver, NC (July 2006) 28

Strategic Combination with GBC Bancorp 57 High-Performing Community Bank in North Atlanta $410 million in assets at June 30, 2006 Asset growth in excess of 20% in each of the last 3 years 2005 ROA - 1.80% 2005 ROE - 21.4% 2005 NIM - 4.75% Clean asset quality Efficiency ratio under 45% Located in Two of the Wealthiest and Fastest Growing Counties in US For example - Gwinnett County: 23% projected population growth for 2005-2010 Median income greater than $70,000

Integration Update 4 S-4 Filed July 18 Teams on Both Sides Meeting Regularly Loan Referrals/Participations Beginning Regulatory Approvals Received October 2 GBC Shareholders Approved Combination October 17 Anticipated Close - November 1 30

1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 80 80 82 81 80 83 82 83 85 82 81 84 86 84 87 32 Industry Average** Very Satisfied 63% * Percent of VERY SATISFIED Customers 87% Consistently Delivering "Expect More" Service * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2005 Consumer Survey 14 61

2002 2003 2004 2005 9/30/2006 19068 40995 38607 41779 30672 33 Aggressively Acquiring New Customers Net Fee Revenue Per Account $257 2003 2002 2004 2005 CHAMP Results as of September 30, 2006 32 2006

41 Our Opportunity: A Focus On Performance 33

First Charter's Opportunity First Charter has Several Levers to Improve Performance Interest Rate Management - Better, Showing Results Credit Risk Management - Strong, Well Positioned Strong Loan Growth New Markets Great Demographics New Leadership Balance Sheet Optimization Fewer Securities, Better Yields Maturing Securities with Low Yields Fewer Low-Yielding Mortgages 46 34

First Charter's Opportunity First Charter has Several Levers to Improve Performance Customer Satisfaction - Community Banking Model A Key and Sustainable Advantage Noninterest Income Renewed Focus on the Total Relationship Transforming the Funding Mix CHAMP Got Us Started and is Still Working Focus on Consistent Low-Cost Core Deposit Growth Adding Remote Capture Capability Expense Management Opportunities Sale of First Charter Center Better Reporting/Accountability 46 35

Questions 29 36

Check our Web site at www.FirstCharter.com Questions and additional inquiries Bob James (704) 688-4520 Chuck Caswell (704) 688-1112 For Information About First Charter 30 37

NASDAQ: FCTR 38